UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 17, 2024, the Boards of Directors of Eagle Bancorp Montana, Inc. (the “Company”) and Opportunity Bank of Montana, the Company’s wholly-owned subsidiary (the “Bank”) approved amendments to the Salary Continuation Agreements of Laura F. Clark, the Company’s President and Chief Executive Officer, Miranda J. Spaulding, the Company’s Senior Vice President and Chief Financial Officer, and Dale F. Field, the Company’s Senior Vice President and Chief Credit Officer.

The Fourth Amendment to the Salary Continuation Agreement of Ms. Clark provides an increase in the annual benefit under the Salary Continuation Agreement, from $26,500 to $46,000, effective November 1, 2024.

The First Amendment to the Salary Continuation Agreement of Ms. Spaulding provides an increase in the annual benefit under the Salary Continuation Agreement, from $95,000 to $99,500, effective November 1, 2024.

The Third Amendment to the Salary Continuation Agreement of Mr. Field provides an increase in the annual benefit under the Salary Continuation Agreement, from $70,000 to $89,000, effective November 1, 2024.

The foregoing description of the amendments to the Salary Continuation Agreements is qualified in its entirety by reference to the amendments, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibit is being filed herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

10.1	Fourth Amendment to Salary Continuation Agreement between Opportunity Bank of Montana and Laura F. Clark adopted October 17, 2024.

10.2	First Amendment to Salary Continuation Agreement between Opportunity Bank of Montana and Miranda J. Spaulding adopted October 17, 2024.

10.3	Third Amendment to Salary Continuation Agreement between Opportunity Bank of Montana and Dale F. Field adopted October 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: October 22, 2024	By:	/s/ Laura F. Clark
Laura F. Clark
President and Chief Executive Officer

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